The Manitowoc Company, Inc. IDEAS Conference June 13, 2024 New York, NY

Forward-Looking Statements Safe Harbor Statement Any statements contained in this presentation that are not historical facts are “forward-looking statements.” These statements are based on the current expectations of the management of the Company, and are subject to uncertainty and changes in circumstances. The Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations and beliefs relating to matters that are not historical in nature. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future.   There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed or implied, please see the Company’s periodic filings with the SEC, particularly those disclosed in “Risk Factors” in the Company’s Annual Reports on Form 10-K. Any “forward-looking statements” in this presentation are intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995.   Non-GAAP Measures Adjusted net income, adjusted diluted net income per share (“Adjusted DEPS”), EBITDA, adjusted EBITDA, adjusted return on invested capital, and free cash flows are financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). For a reconciliation to the comparable GAAP numbers please see “Appendix – GAAP to Non-GAAP Reconciliation.” Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance, and is more useful in assessing management performance.

Company Overview _____________________ Source: Company filings Please refer to Appendix for Non-GAAP reconciliations Calculated as total debt less cash and cash equivalents divided by Adjusted EBITDA For the year-ended December 31, 2023 2023 Revenue: $2.2B 2023 Adjusted EBITDA(1): $175M (7.9% of sales) 2023 Adjusted ROIC(1): 11.2% 2023 Net Leverage Ratio(2): 1.9x Global footprint Strong brand loyalty Large installed base and growth of accretive aftermarket business Sales by Geography(3) Market leading provider of lifting solutions

A Crane Renaissance in the Making…



Total Revenue ($M)
2004 - 2008
Avg Revenue: ~$2,400
2010 - 2013
Avg Revenue: ~$2,200
2017 - 2019
Avg Revenue: ~$1,700
2020 – 2023
Avg Revenue: ~$1,850
$4,000
$3,000
$2,000
$1,000
$0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023



Global Investments in Energy Generation and Distribution



U.S. Infrastructure Bill & CHIPS Investments



European Housing Market Demand



Higher Commodity Prices



Saudi Vision 2030



Aging Crane Fleets Need Refresh

DEMAND HAS BEEN RELATIVELY FLAT FOR THE LAST 10 YEARS, ADJUSTING FOR INFLATION

WorkSafe Manitowoc
5

Manitowoc’s Evolution Since 2016 2016 Became a standalone crane Company 2023 Opened Denver, Kansas City, MO, Aiken, SC, and Lima, Peru distribution and service branch locations 2019 Refinanced debt 2020 COVID-19 pandemic – good stress test 2022 Acquired Honnen Equipment’s crane assets; opened Spain service location 2021 Acquired Aspen Equipment & H&E crane business Introduced Four Breakthrough Initiatives FN bottom Capitalize on aftermarket created by our installed base

Growing Aftermarket Business Parts & Service Rent-to-Own (RPO) Rentals Used sales Crane remanufacturing Training services Digital solutions Targeting aftermarket mid-single digit cagr

Driving Shareholder Value _____________________ (1) Please refer to Appendix Growing aftermarket increases margins and reduces cyclicality

Building Momentum on Breakthrough Initiatives Grow EU Tower Crane Rental & Aftermarket Grow our Belt & Road Presence (Middle East focus) Leverage All-Terrain Crane NPD to Grow Aftermarket Megatrends Infrastructure Investments Electrification Strong Commodity Prices Fleet Renewal Aspirational Targets $3.0B Revenue $1.0B Non-new machine sales 12% Adjusted EBITDA 15% Adjusted ROIC(1) Expand Aftermarket in North America THE MANITOWOC WAY _____________________ (1) Adjusted ROIC is defined as adjusted net operating profit after taxes divided by total assets less cash, non-interest-bearing debt, and income taxes Positioning the company to capture greater aftermarket

Expand Aftermarket in North America $180m investment in acquisitions Generating >$30m of adjusted ebitda Acquired H&E Crane business (MGX) and Aspen Equipment in 2021 Added 3 new branch locations Grew service technician headcount from 31 to 194 Launched QuickStart training program to accelerate development of revenue-producing service techs Full-Service Capabilities Parts Sales Rental Fleet Services Remanufacturing and Used Sales Retail Sales 2021 – 2023 Progress

Grow EU Tower Rental & Aftermarket $3 billion market I ~75% non-new machine sales 160 units in rental fleet Grew rental fleet OEC by $28 million Grew to 14 service locations and 107 service technicians 56 units sold out of rental fleet 202 used trade-ins sold Enhanced aftermarket offerings such as parts and whole goods accessories, on-site repairs, rebuilds, etc. Full-Service Capabilities Parts Sales Rental Fleet Services Remanufacturing and Used Sales Retail Sales 2021 – 2023 Progress

Capital Allocation Strategy <3x Target Net Leverage 2.4x Net Leverage(2) Strategic Rental Fleet Growth Increased OEC by $57M since 2020(1) Acquisitions $180M invested in 2021 Robust acquisition funnel Dividend Program None currently approved Share Repurchase(4) $28M/2.1M shares repurchased since 2019 $35M authorized $233M Total Liquidity(3) _____________________ Source: Company filings Excludes increase in OEC related to acquisition of the rental assets of the H&E crane business and Aspen Equipment Based on Adjusted EBITDA as of 3/31/2024 As of 3/31/2024 As of 3/31/2024. Average repurchase price of $13.16 per share since inception in 2019. On 10/31/2023, BOD approved new authorization of $35M replacing the prior repurchase authorization Prudent capital deployment supporting growth

In Conclusion MTW has undertaken significant “self-help” actions to achieve a reasonable ROIC. We have a proven track record with acquisitions and a good funnel. Positioning company in less cyclical, higher margin aftermarket segment. The Crane Cycle is poised for another boom period. Aging fleet Impending EU Tower rebound Global infrastructure spending A Methodical transformation is underway

Appendix

The Manitowoc Way: Sustainable Business Strategy FN bottom Updated Jan 24 Updated April 23 Updated Jan 24 Building communities for current and future generations

Aspirations _____________________ Dollars in millions

Appendix – GAAP to Non-GAAP Reconciliation _____________________ Dollars in millions Note: See full reconciliation of GAAP and Non-GAAP financial measures contained in our quarterly and full-year earnings releases

Appendix – GAAP to Non-GAAP Reconciliation _____________________ Dollars in millions Note: See full reconciliation of GAAP and Non-GAAP financial measures contained in our quarterly and full-year earnings releases

Appendix – Adjusted ROIC Calculation   Year Ended December 31, 2023 Operating income $ 92.4 Amortization of intangible assets   3.2 Restructuring expense   1.3 Other non-recurring items – net   21.8 Adjusted operating income   118.7 Provision for income taxes   (17.8) Adjusted NOPAT $ 100.9   5-Quarter Average Total assets $ 1,681.3 Total liabilities   (1,112.1) Net total assets   569.3 Cash and cash equivalents   (44.2) Short-term borrowings and current portion of long-term debt   12.9 Long-term debt   371.4 Income tax liabilities - net   0.3 Invested capital $ 909.6     Adjusted ROIC   11.1% _____________________ Dollars in millions Note: See full reconciliation of GAAP and Non-GAAP financial measures contained in our quarterly and full-year earnings releases

Crane Types Rough-terrain (RT) Tower Crane (TC) Crawler (CR) All-terrain (AT) Boom Truck (BT) Truck-mounted (TM)

Thank you for your interest Additional information: Ion Warner – SVP Marketing & Investor Relations O +1 414-760-4805 M +1 717-414-1813 ion.warner@manitowoc.com www.manitowoc.com